UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

PG&E Corporation

(Name of the Registrant as Specified in its Charter)

BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

BLUEMOUNTAIN FOINAVEN MASTER FUND L.P.

BLUEMOUNTAIN FOINAVEN GP, LLC

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

BLUEMOUNTAIN SUMMIT TRADING L.P.

BLUEMOUNTAIN SUMMIT OPPORTUNITIES GP II, LLC

BLUEMOUNTAIN FURSAN FUND L.P.

BLUEMOUNTAIN KICKING HORSE FUND L.P.

BLUEMOUNTAIN KICKING HORSE FUND GP, LLC

BLUEMOUNTAIN GP HOLDINGS, LLC

VALUEACT SPRING MASTER FUND, L.P.

VALUEACT CAPITAL MANAGEMENT, L.P.

ANDREW FELDSTEIN

MICHAEL LIBERMAN

STEPHEN SIDEROW

JEFFREY UBBEN

ALVARO AGUIRRE

PHILIP ANGELIDES

MARJORIE BOWEN

FREDERICK BUCKMAN

DONALD CHAPPEL

DAVID CRANE

TANUJA DEHNE

KENNETH FEINBERG

CHRISTOPHER HART

MARK LERDAL

BARBARA LLOYD

RICHARD ROSENBLUM

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On April 3, 2019, BlueMountain Capital Management, LLC sent the following statement to certain media contacts:

“BlueMountain notes the announcement by PG&E nominating 10 new members to its Board of Directors.

We believe – and California leaders agree – that PG&E needs a board with the skills and experience necessary to address the challenges the Company faces and work collaboratively with all stakeholders to position PG&E for long-term success. In addition to strong financial and turnaround expertise, we believe the Company must respond to the calls for board members to possess expertise in the areas of safety and risk management, utility operations and clean energy, as well as experience in California business and public policy.

In consultation with our advisors, we intend to carefully evaluate the nominees put forward by the Company before commenting further.”

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

In connection with their intended proxy solicitation, BlueMountain Capital Management, LLC and its affiliates ("BlueMountain"), together with the other participants named below, intend to file a proxy statement and accompanying proxy card with the Securities and Exchange Commission (the "SEC") to solicit shareholders in connection with the 2019 annual meeting of shareholders of PG&E Corporation (the "Company").

BLUEMOUNTAIN STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, MACKENZIE PARTNERS, INC., AT 800-322-2885 TOLL-FREE OR BY EMAIL: PGEPROXY@MACKENZIEPARTNERS.COM.

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the following persons may be deemed to be participants in any such proxy solicitation: Blue Mountain Credit Alternatives Master Fund L.P. ("BMCA"), BlueMountain Foinaven Master Fund L.P. ("BMF"), BlueMountain Foinaven GP, LLC ("BMF GP"), BlueMountain Logan Opportunities Master Fund L.P. ("BMLO"), BlueMountain Summit Trading L.P. ("BMST"), BlueMountain Summit Opportunities GP II, LLC ("BMST GP"), BlueMountain Fursan Fund L.P. ("BMFF"), BlueMountain Kicking Horse Fund L.P. ("BMKH", and together with BMCA, BMF, BMLO, BMST and BMFF, the "BlueMountain Funds"), BlueMountain Kicking Horse Fund GP, LLC ("BMKH GP"), BlueMountain GP Holdings, LLC ("GP Holdings"), BlueMountain Capital Management, LLC ("BMCM"), ValueAct Spring Master Fund, L.P. ("ValueAct Spring"), ValueAct Capital Management, L.P. ("VACM", and together with ValueAct Spring, "ValueAct"), Andrew Feldstein, the Chief Executive Officer and Chief Investment Officer of BMCM, Michael Liberman, the Co-President and Chief Operating Officer of BMCM, Stephen Siderow, the Co-President of BMCM, Jeffrey Ubben, the founder and Chief Executive Officer of ValueAct, and the other nominees for election as directors of the Company, which include Alvaro Aguirre, Philip Angelides, Marjorie Bowen, Frederick Buckman, Donald Chappel, David Crane, Tanuja Dehne , Kenneth Feinberg, Christopher Hart, Mark Lerdal, Barbara Lloyd, and Richard Rosenblum. Certain of these persons hold direct or indirect interests in securities of the Company as follows: BMCA is the owner of record of 1000 shares of common stock of the Company and is the holder and beneficial owner of 4,713,216 shares of common stock of the Company; BMF is the holder and beneficial owner of 1,520,400 shares of common stock of the Company and options to purchase 896,700 shares of common stock of the Company; BMF GP, the general partner of BMF, may be deemed to beneficially own the securities of the Company beneficially owned by BMF; BMLO is the holder and beneficial owner of 1,076,097 shares of common stock of the Company and options to purchase 484,500 shares of common stock of the Company; BMST is the holder and beneficial owner of 1,735,259 shares of common stock of the Company, options to purchase 2,184,700 shares of common stock of the Company, and cash-settled total return swaps referencing 3,099,578 shares of common stock of the Company; BMST GP, the general partner of BMST, may be deemed to beneficially own the securities of the Company beneficially owned by BMST; BMFF is the holder and beneficial owner of 1,661,001 shares of common stock of the Company and options to purchase 778,900 shares of common stock of the Company; BMKH is the holder and beneficial owner of 666,810 shares of common stock of the Company and options to purchase 655,200 shares of common stock of the Company; BMKH GP, the general partner of BMKH, may be deemed to beneficially own the securities of the Company beneficially owned by BMKH; GP Holdings, the sole owner of BMF GP, BMST GP and BMKH GP, may be deemed to beneficially own the securities of the Company beneficially owned by BMF, BMST and BMKH; BMCM, the investment manager to each of the BlueMountain Funds, is the beneficial owner of the securities of the Company held by each of the BlueMountain Funds; ValueAct Spring is the holder and beneficial owner of 1,000,000 shares of common stock of the Company; VACM, the investment manager to ValueAct Spring, may be deemed to beneficially own the securities of the Company held by ValueAct Spring; and by virtue of Mr. Ubben's position as portfolio manager to ValueAct Spring, Mr. Ubben may be deemed to beneficially own the shares of common stock of the Company held by ValueAct Spring and beneficially owned by VACM. Except as described herein, none of the participants is the record or beneficial owner, directly or indirectly, of any securities of the Company. Each of Mr. Feldstein, Mr. Liberman, Mr. Siderow and Mr. Ubben disclaims beneficial ownership of any shares of common stock of the Company, except to the extent of his pecuniary interest in such shares of common stock of the Company.